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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported)  February 8, 1996


     LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of December 29, 1995, which forms Lehman Home Equity Loan Trust 1996-1, which will issue the Lehman Home Equity Loan Trust 1996-1, Revolving Home Equity Loan Asset-Backed Certificates, Series 1996-1).


                           LEHMAN ABS CORPORATION
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     (Exact name of registrant as specified in its charter)


         Delaware                33-99494        13-3447441
----------------------------  -------------  -------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                  10022
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------


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Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule  411 of Regulation C  under the Securities Act  of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), Lehman ABS Corporation (the "Registrant") will incorporate by reference the financial statements of Financial Security Assurance, Inc.,
into  the Registrant's  registration  statement  (File  No. 33-99494).    The
financial statements will be referred to in the prospectus supplement relating to Lehman Home Equity Loan Trust 1996-1. In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 1.


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Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     1.   Consent of Coopers & Lybrand L.L.P.


                                      3
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By: /s/ Martin Harding
                                  -----------------------------
                                  Martin Harding


Dated:  February 8, 1996

                                   4
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                                Exhibit Index
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Exhibit                                           Page
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1.   Consent of Coopers & Lybrand L.L.P.


                                      5
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                                  EXHIBIT 1
                                 ---------


                        (COOPERS & LYBRAND LETTERHEAD)

                      CONSENT TO INDEPENDENT ACCOUNTANTS

                                  _________


We consent to the incorporation by reference in the Prospectus Supplement (to Prospectus dated December 21, 1995) of Lehman ABS Corporation relating to Lehman Home Equity Loan Trust 1996-1 of our report dated January 16, 1995 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries. We also consent to the reference to our Firm under the caption "Experts".


                                   /s/ COOPERS & LYBRAND L.L.P.

                                   COOPERS & LYBRAND L.L.P.


New York, New York
February 7, 1996
                                      6